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 CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Jay K. Chitnis, President of YieldQuest Funds Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 6/28/10                          /s/ Jay K. Chitnis
                                       -----------------------------------------
                                       Jay K. Chitnis, President
                                       (principal executive officer)

I, David Summers, Treasurer, Chief Financial Officer and Secretary of YieldQuest Funds Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 6/28/10                          /s/ David Summers
                                       -----------------------------------------
                                       David Summers, Treasurer, Chief Financial
                                       Officer and Secretary
                                       (principal financial officer)